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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   -----------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 March 18, 2003
                Date of Report (Date of earliest event reported)


                               APPLERA CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                       1-4389                   06-1534213
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)                 File No.)            Identification No.)


                                  301 Merritt 7
                           Norwalk, Connecticut 06851
          (Address of principal executive offices, including Zip Code)


                                 (203) 840-2000
              (Registrant's telephone number, including area code)

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Item 5.  Other Events and Regulation FD Disclosure.

         Attached hereto as Exhibit 99 and incorporated by reference herein is the text of Applera Corporation's (the "Company") press release issued March 18, 2003, in which the Company's Applied Biosystems Group addresses current business conditions.


Item 7.  Financial Statements and Exhibits.

          (c) Exhibits.

         The following exhibit is filed with this Report:

          Exhibit No.                                   Description

              99                     Press Release issued March 18, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 APPLERA CORPORATION



                                              By:       /s/ Dennis L. Winger
                                                  ------------------------------
                                                    Dennis L. Winger
                                                    Senior Vice President and
                                                    Chief Financial Officer









Dated:  March 18, 2003


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                                  EXHIBIT INDEX


     Exhibit No.                        Description

      99                     Press Release issued March 18, 2003.